================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)            June 15, 1998
                                                   -----------------------------

                               Prime Retail, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                    333-50139             52-1844882
--------------------------------    -------------------   ---------------------
(State of other jurisdiction of      (Commission File         (IRS Employer
        incorporation)                     Number)         Identification No.)


                             100 East Pratt Street
                  Nineteenth Floor, Baltimore, Maryland 21202
---------------------------------------------------- ---------------------------
              (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code             (410) 234-0782
                                                               --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

                               PRIME RETAIL, L.P.

ITEM 7:  Financial Statements and Exhibits

         The following financial statements and unaudited pro forma financial information are filed as part of this report:

A. Financial statements of the real estate acquired and disposed, prepared pursuant to Rule 3.14 of Regulation S-X:

                                                                            Page
     STATEMENT OF REVENUE AND CERTAIN EXPENSES OF THE
          PRIME TRANSFERRED PROPERTIES
           Statement of Revenue and Certain Expenses for the Three Months
               Ended  March 31, 1998 (Unaudited) ..........................    3
           Notes to Statement of Revenue and Certain Expenses..............    4

      STATEMENT OF REVENUE AND CERTAIN EXPENSES OF HORIZON
           GROUP PROPERTIES, L.P.
           Statement of Revenue and Certain Expenses for the Three Months
                Ended March 31, 1998 (Unaudited)...........................    5
           Notes to Statement of Revenue and Certain Expenses..............    6

      STATEMENT OF REVENUE AND CERTAIN EXPENSES OF HORIZON PARTNERSHIP
           (Horizon\Glen  Outlet  Centers  Limited  Partnership)
           Statement of Revenue and Certain Expenses for the Three Months
                Ended March 31, 1998 (Unaudited)...........................    7
           Notes to Statement of Revenue and Certain Expenses..............    8

B. Unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X (all capitalized terms used herein and not otherwise defined shall have the meaning set forth in Prime Retail, L.P.'s Registration Statement on Form S-4 (File No. 333-50139)):

                                                                            Page
     PRIME PARTNERSHIP (Prime Retail, L.P.)
          Pro Forma Post-Transactions (Unaudited)
           Basis of Presentation to Pro Forma Consolidated Balance Sheet...    9
           Pro Forma Consolidated Balance Sheet as of March 31, 1998.......   10
           Notes to Pro Forma Consolidated Balance Sheet...................   11
           Basis of Presentation to Pro Forma Consolidated Statement of
            Operations for the three months ended March 31, 1998...........   17
           Pro Forma Consolidated Statement of Operations for the three
            months ended March 31, 1998....................................   18
           Notes to Pro Forma Consolidated Statement of Operations.........   19

     HORIZON PARTNERSHIP (Horizon\Glen Outlet Centers Limited Partnership)
          Pro Forma Pre-Transactions (Unaudited)
           Basis of Presentation to Pro Forma Consolidated Financial
            Statements as of and for the three months ended March 31, 1998.   22
           Pro Forma Consolidated Balance Sheet as of March 31, 1998.......   23
           Notes to Pro Forma Consolidated Balance Sheet...................   24
           Pro Forma Consolidated Statement of Operations for the three
            months ended March 31, 1998....................................   25
           Notes to Pro Forma Consolidated Statement of Operations.........   26

                          Prime Transferred Properties
                    Statement of Revenue and Certain Expenses
                                   (Unaudited)
                                 (in thousands)


                                                            Three Months Ended
                                                              March 31, 1998
                                                            ------------------
Revenue
   Base rents.......................................                   $1,030
   Tenant reimbursements............................                      554
   Interest and other...............................                      352
                                                                     --------
     Total revenue..................................                    1,936

Expenses
   Property operating...............................                      414
   Real estate taxes................................                      212
                                                                     --------
     Total expenses.................................                      626
                                                                     --------

Revenue in excess of certain expenses...............                   $1,310
                                                                     ========

                             See accompanying notes.

                          Prime Transferred Properties
             Notes to the Statement of Revenue and Certain Expenses
                                   (Unaudited)
               (in thousands, except for square foot information)


1.    Business

         The accompanying statements of revenue and certain expenses include the combined operations of the following factory outlet center properties (the "Prime Transferred Properties") owned by Prime Retail, L.P.:

     Property Name                         Location               Square Footage
     -------------                         --------               --------------
     Nebraska Crossing Factory Stores...   Gretna, Nebraska              192,000
     Indiana Factory Shops..............   Daleville, Indiana            234,000

2.    Summary of Significant Accounting Policies

Basis of Presentation

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of the Prime Transferred Properties for the period presented nor indicative of future operations as certain expenses, consisting of interest expense and depreciation, have been excluded.

     A summary of unaudited expenses are as follows:

                                                            Three Months Ended
                                                              March 31, 1998
                                                            ------------------
Interest expense....................................                      $467
Depreciation and amortization.......................                       425
                                                                         -----
   Total unaudited expenses.........................                      $892
                                                                         =====

Revenue Recognition

     Rental revenue is recognized as income in the period earned.

Use of Estimates

     The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results may differ from those estimates.

3.    Rentals

     The Prime Transferred Properties have entered into tenant leases with terms from one to ten years. The leases provide for tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.

                         Horizon Group Properties, L.P.
                    Statement of Revenue and Certain Expenses
                                   (Unaudited)
                                 (in thousands)



                                                            Three Months Ended
                                                              March 31, 1998
                                                            ------------------
Revenue
   Base rents.......................................                    $5,108
   Percentage rents.................................                        39
   Tenant reimbursements............................                     1,534
   Interest and other...............................                       428
                                                                      --------
      Total revenue.................................                     7,109
Expenses
   Property operating...............................                     1,383
   Real estate taxes................................                       799
                                                                      --------
      Total expenses................................                     2,182
                                                                      --------
Revenue in excess of certain expenses...............                    $4,927
                                                                      ========

                             See accompanying notes.

                         Horizon Group Properties, L.P.
             Notes to the Statement of Revenue and Certain Expenses
                                   (Unaudited)
                                 (in thousands)

1.    Business

    The accompanying statement of revenue and certain expenses includes the combined operations of the 13 outlet centers that were spun-off to Horizon Group Properties, L.P. ("HGP LP") as if HGP LP had been a separate entity for the period presented.

2.    Summary of Significant Accounting Policies

Basis of Presentation

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of HGP LP for the period presented nor indicative of future operations as certain expenses, consisting of interest expense, depreciation, general and administrative, and certain other operating expenses have been excluded.

     A summary of unaudited expenses are as follows:

                                                            Three Months Ended
                                                              March 31, 1998
                                                            ------------------
Interest expense....................................                    $3,186
Depreciation and amortization.......................                     2,678
General and administrative..........................                       515
Other...............................................                       308
                                                                      --------
   Total unaudited expenses.........................                    $6,687
                                                                      ========

Revenue Recognition

     Rental revenue is recognized as income in the period earned.

Use of Estimates

     The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results may differ from those estimates.

                               Horizon Partnership
                (Horizon\Glen Outlet Centers Limited Partnership)
                    Statement of Revenue and Certain Expenses
                                   (Unaudited)
                                 (in thousands)
                                                              Three Months Ended
                                                                 March 31, 199
                                                                 -------------
   Revenue
     Base rents................................                       $27,940
     Percentage rents..........................                         1,154
     Tenant reimbursements.....................                         7,785
     Interest and other........................                         2,211
                                                                     --------
       Total revenue...........................                        39,090

   Expenses
     Property operating........................                         5,700
     Real estate taxes.........................                         3,509
                                                                     --------
       Total expenses..........................                         9,209
                                                                     --------
   Revenue in excess of certain expenses.......                       $29,881
                                                                     ========

                             See accompanying notes.

                               Horizon Partnership
                (Horizon\Glen Outlet Centers Limited Partnership)
             Notes to the Statement of Revenue and Certain Expenses
                                   (Unaudited)
                                 (in thousands)


1.   Business

     The accompanying statement of revenue and certain expenses includes the combined operations of Horizon\Glen Outlet Centers Limited Partnership ("Horizon Partnership") and its wholly owned sub-entities. Horizon Partnership is a subsidiary of Horizon Group, Inc. ("Horizon"), a self-administered and self-managed real estate investment trust. Horizon is the general partner of Horizon Partnership and each common share of Horizon is equivalent to one unit of Horizon Partnership. Horizon's assets, which include investments in joint ventures, are owned by, and substantially all of its operations are conducted through, Horizon Partnership. As of March 31, 1998, Horizon owned a 85.4% interest in Horizon Partnership. Horizon Partnership is engaged in the development, ownership, acquisition and operation of outlet centers.

2.   Summary of Presentation

Basis of Presentation

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of Horizon Partnership for the period presented nor indicative of future operations as certain expenses, consisting of interest expense, depreciation, general and administrative, and certain other operating expenses have been excluded.

     A summary of unaudited expenses are as follows:

                                                            Three Months Ended
                                                              March 31, 1998
                                                               -------------

     Interest expense...............................               $13,566
     Depreciation and amortization..................                10,376
     General and administrative.....................                 2,640
     Other..........................................                 3,566
                                                                   -------
        Total unaudited expenses....................               $30,148
                                                                   =======

Revenue Recognition

     Rental revenue is recognized as income in the period earned.

Use of Estimates

     The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results may differ from those estimates.

                     PRIME PARTNERSHIP (PRIME RETAIL, L.P.)

              BASIS OF PRESENTATION TO UNAUDITED POST-TRANSACTIONS
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                                   (UNAUDITED)

     The accompanying Unaudited Post-Transactions Pro Forma Consolidated Balance Sheet gives effect to the proposed Transactions as if the Transactions and certain other transactions which occurred subsequent to March 31, 1998, had occurred on March 31, 1998. The Unaudited Post-Transactions Pro Forma Consolidated Statements of Operations gives effect to the Transactions under the purchase method of accounting in accordance with Accounting principles Board Opinion No. 16. In the opinion of management, all significant adjustments to reflect the effects of the Transactions have been made.

     The accompanying Unaudited Post-Transactions Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual consolidated results of Prime Partnership would have been at March 31, 1998 if the Transactions had been completed as of that date, nor does it purport to represent the future consolidated financial position of Prime Partnership. This Unaudited Post-Transactions Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, (a) the historical financial statements and the notes thereto of Prime Partnership included in its Quarterly Report on Form 10-Q for the three months ended March 31, 1998; and (b) the Unaudited Pre-Transactions Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998 of Horizon Partnership and notes thereto, included elsewhere herein.

                      Pro Forma Consolidated Balance Sheet
                     Prime Partnership (Prime Retail, L.P.)
                              As of March 31, 1998
                                   (Unaudited)
                                 (in thousands)
                                                                                Transaction Adjustments
                                              Pre-Transactions  ---------------------------------------------------------
                                                   Horizon                  Prime       Purchase of
                                 Prime          Partnership              Transferred       Finger      Financings
                               Partnership[A]   Pro Forma[B]   HGP[C]   Properties[D] Lakes Center[E]   and Other         Pro Forma
                              --------------- ---------------- ------- -------------- ---------------  ----------         ---------
Assets
Investment in rental
   property, net                   $ 840,939       $ 940,631  $ (211,131) $ (41,693)       $48,301      $ 239,235 [F]    $1,775,717
                                                                                                          (40,565)[H]
Cash and cash equivalents                126          13,960      (3,901)    26,015         (5,162)       233,514 [O]        38,295
                                                                                                           (6,810)[G]
                                                                                                         (172,462)[I]
                                                                                                          (21,870)[M]
                                                                                                           (1,715)[J]
                                                                                                          (23,400)[F],[O]
Restricted cash                       27,936             760                                                6,810 [G]        35,506
Accounts receivable, net               9,328           6,857        (844)      (299)           134                           15,176
Deferred charges, net                 13,670          17,807      (5,005)      (689)           252        (12,802)[K]        14,948
                                                                                                            1,715 [J]
Due from affiliates, net              11,010           9,791      (9,791)       (44)                                         10,966
Investment in partnerships             3,921           1,636        (322)                   (1,314)                           3,921
Assets held for sale                                   1,933      (1,933)
Other assets                           3,081           7,881      (1,285)        (4)           153                            9,826
                                 -----------    ------------    --------   ---------     ---------      ---------        ----------
        Total assets               $ 910,011     $ 1,001,256   $(234,212)  $(16,714)      $ 42,364      $ 201,650        $1,904,355
                                 ===========    ============   =========   =========     =========      =========        ==========
Total Liabilities, Minority
 Interests, Redeemable Equity
 and Partners' Capital (Deficit)
Mortgages and other debt           $ 525,774       $ 593,762   $(146,851)                 $ 41,486      $(171,730) [I]   $1,143,310
                                                                                                          233,514  [O]
                                                                                                           46,002  [L]
                                                                                                           21,353  [F],[N]
Accrued interest                       3,884           3,793        (654)    $ (108)                         (732) [I]        6,183
Real estate taxes payable              5,996           5,372        (876)      (960)                                          9,532
Construction costs payable             5,958             653        (321)                                                     6,290
Accounts payable and other
  liabili1ities                       11,710          15,507      (4,070)      (395)           878                           23,630
Distributions payable                 14,942           6,802                                                                 21,744
                                 -----------    ------------    --------   ---------     ---------       --------         ---------
        Total liabilities            568,264         625,889    (152,772)    (1,463)        42,364        128,407         1,210,689
Minority interests                     3,878                                                                                  3,878
Commitment and contingencies [V]
Redeemable equity [W]:
   Series A  preferred units          59,216                                                                                 59,216
   Series B preferred units           77,751                                                              118,734 [F],[R]   196,485
   Series C preferred units           59,432                                                                                 59,432
   Common units                                       57,899                                              (57,899)[F],[Q]
                                 -----------    ------------    --------   ---------    ----------       --------        ----------
     Total redeemable equity         196,399          57,899                                               60,835           315,133
Partners' capital (deficit):
   General partner                   252,050         317,468                (11,789)                      214,283 [F],[S]   446,498
                                                                                                          (17,254)[M]
                                                                                                         (276,903)[F],[T]
                                                                                                          (31,357)[H]
   Limited partners                 (110,580)                                (3,462)                       56,023 [F],[P]   (71,843)
                                                                                                           (4,616)[M]
                                                                                                           (9,208)[H]
   Predecessor owners' capital                                   (81,440)                                 127,442 [F],[U]
                                                                                                          (46,002)[L]
                                 -----------    ------------    --------   ---------   -----------       --------        ----------
     Total partners'
      capital (deficit)              141,470         317,468     (81,440)   (15,251)                       12,408           374,655
                                 -----------    ------------    --------   ---------   -----------       --------        ----------
     Total liabilities,
       minority interests,
       redeemable equity
       and partners'
       capital (deficit)           $ 910,011     $ 1,001,256  $(234,212)   $(16,714)      $ 42,364      $ 201,650        $1,904,355
                                 ===========    ============  =========   ==========    ==========      =========        ==========
 See accompanying Notes to Post-Transactions Pro Forma Consolidated Balance Sheet.

         Notes to Post-Transactions Pro Forma Consolidated Balance Sheet
                      Prime Partnership(Prime Retail, L.P.)
                              As of March 31, 1998
                                   (Unaudited)
                     (in thousands, except unit information)


[A]    Represents Prime Partnership's historical balances at March 31, 1998.

[B] See Pre-Transactions Horizon Partnership Pro Forma Consolidated Balance Sheet as of March 31, 1998 included elsewhere herein.

[C] Represents the historical cost of 13 factory outlet centers to be owned and operated by HGP LP which were previously owned and operated by Horizon Partnership.

[D] Represents the historical cost of the Prime Transferred Properties in connection with the sale of such properties to HGP LP for $26,015 upon consummation of the Transactions as follows:

                                              Elimination of
                                              Historical Cost     Sales Proceeds       Total
                                              ---------------     --------------   ---------
       Investment in rental property, net...        $(41,693)                      $(41,693)
       Cash and cash equivalents............                            $26,015      26,015
       Accounts receivable, net.............            (299)                          (299)
       Deferred charges, net................            (689)                          (689)
       Due from affiliates, net.............             (44)                           (44)
       Other assets.........................              (4)                            (4)
                                              ---------------     --------------   ---------
         Total..............................        $(42,729)           $26,015    $(16,714)
                                              ===============     ==============   =========

       Accrued interest.....................      $     (108)                      $   (108)
       Real estate taxes payable............            (960)                          (960)
       Accounts payable and other
        liabilities.........................            (395)                          (395)
       Predecessor owners' capital..........         (41,266)          $(41,266)
       Partner's capital (deficit):
         General partner....................                            (11,789)    (11,789)
         Limited partners...................                             (3,462)     (3,462)
                                             ---------------     --------------   ---------
         Total liabilities and
           partners' capital (deficit)......        $(42,729)        $   26,015    $(16,714)
                                             ===============     ==============   =========

       Prime Partnership recorded a loss of $15,461 in its Consolidated Statements of Operations upon the effective date (June 15, 1998) of the Transactions. However, the loss on the sale of the Prime Transferred Properties is not reflected in the Post-Transactions Pro Forma Consolidated Statement of Operations because it is nonrecurring.

[E] Represents the purchase of the remaining 50% interest of the Finger Lakes Center for $46,648 from Horizon Partnership's joint venture partner upon consummation of the Transactions on June 15, 1998. The purchase was financed though the issuance of debt (see Note [O]) of which $41,486 is collateralized by the Finger Lakes Center.

         Notes to Post-Transactions Pro Forma Consolidated Balance Sheet
                     Prime Partnership (Prime Retail, L.P.)
                              As of March 31, 1998
                                   (Unaudited)
                     (in thousands, except unit information)


[F] Represents adjustments to record the Transactions in accordance with the purchase method of accounting, assuming a purchase price of $993,477, based on the February 1, 1998 closing prices of $14.81 and $24.50 per Prime Common Share and Prime Series B Preferred Share, respectively, as follows:

       Issuance of 14,466,329 Prime Partnership Common Units (i) ..............................                    $214,283
       Issuance of 3,782,121 Prime Partnership Common Units based on a 0.9193
         exchange ratio for 4,114,132 Horizon Partnership Common Units.........................                      56,023
       Issuance of 4,846,325 Prime Partnership Series B Preferred Units (i)....................                     118,734
       Assumption of Horizon Partnership liabilities, net of liabilities to be
            distributed to HGP LP (ii).........................................................                     559,684
       Adjustment to increase the assumed Horizon Partnership debt to its fair value...........                      21,353
       Transactions costs (iii)................................................................                      23,400
                                                                                                                -----------
          Total purchase price.................................................................                     993,477
       Less historical basis of net assets acquired (iv):
          Rental property, net.................................................................   $(729,500)
          Cash and cash equivalents............................................................     (10,059)
          Restricted cash......................................................................        (760)
          Accounts receivable, net.............................................................      (6,013)
          Investment in partnerships...........................................................      (1,314)
          Other assets.........................................................................      (6,596)
                                                                                               ------------
            Subtotal...........................................................................                   ( 754,242)
                                                                                                               ------------
       Step-up to record fair value of rental property.........................................                    $239,235
                                                                                                               ============

       Components of the step-up adjustment include the following:
         Issuance of 14,466,329 Prime Partnership Common Units (see Note [S])........                              $214,283
         Elimination of HGP LP's Predecessor Owners' Capital (see Note [U])....................                     127,442
         Issuance of 4,846,325 Prime Partnership Series B Preferred Units (see Note [R]).......                     118,734
         Issuance of 3,782,121 Prime Partnership Common Units (see Note [P])...................                      56,023
         Premium required to adjust assumed debt of Horizon Partnership to its estimated
           fair value (see Note [N])...........................................................                      21,353
         Transaction costs (see Note [O])......................................................                      23,400
         Elimination of Horizon Partnership's deferred charges, net of the portion
           attributable to HGP LP of $5,005 (see Note [K]).....................................                      12,802
         Elimination of Horizon Partnership's Partners' Capital, net of the distribution
           of HGP LP's net assets of $40,565 (see Note [T])....................................                    (276,903)
         Elimination of Horizon Partnership's Redeemable Equity (see Note [Q]).................                     (57,899)
                                                                                                                -----------
           Total...............................................................................                    $239,235
                                                                                                                ===========

  Notes:
   (i)  Based on the exchange of 0.5970 of a Prime  Partnership  Common Unit and
        0.20 of a Prime Partnership Series B Preferred Unit for 24,231,706 Horizon Partnership Common Units.
  (ii) Represents primarily long-term debt of $533,478 and other liabilities and accrued expenses of $26,206.

         Notes to Post-Transactions Pro Forma Consolidated Balance Sheet
                     Prime Partnership (Prime Retail, L.P.)
                              As of March 31, 1998
                                   (Unaudited)
                     (in thousands, except unit information)


 (iii) The following summarizes the estimated fees and other expenses related to the Transactions:

       Employee termination costs..............................      $ 6,444
       Advisory fees...........................................        9,074
       Legal and accounting fees...............................        6,633
       Printing, filing and other costs........................        1,249
                                                                   ---------
          Total................................................      $23,400
                                                                   =========

  (iv) Represents the Pre-Transactions Horizon Partnership Pro Forma balances less HGP LP's historical balances per the Prime Partnership's Pro Forma Consolidated Balance Sheet included herein:

                                    Pre-Transactions
                                         Horizon
                                       Partnership
                                        Pro Forma       Less HGP LP      Total
                                    ----------------   -------------   ---------
       Rental property, net.......          $940,631      $(211,131)    $729,500
       Cash and cash equivalents..            13,960         (3,901)      10,059
       Restricted cash............               760                         760
       Accounts receivable, net...             6,857           (844)       6,013
       Due from affiliates, net...             9,791         (9,791)           -
       Investment in partnerships.             1,636           (322)       1,314
       Assets held for sale.......             1,933         (1,933)           -
       Other assets...............             7,881         (1,285)       6,596
                                    ----------------   -------------   ---------
         Total....................          $983,449      $(229,207)    $754,242
                                    ================   =============   =========

[G]    Represents  loan  escrows   associated  with  mortgage  loan  commitments
       discussed in Note [O].

         Notes to Post-Transactions Pro Forma Consolidated Balance Sheet
                     Prime Partnership (Prime Retail, L.P.)
                              As of March 31, 1998
                                   (Unaudited)
                     (in thousands, except unit information)


[H] Represents the distribution of net assets to HGP LP calculated as follows:

       Estimated fair value of HGP LP's assets...................  $151,974
       Total liabilities of HGP LP...............................   111,409
                                                                  ---------
        Purchase price allocated to HGP LP (see Note (i) below).  $  40,565
                                                                  =========

     The estimated fair value of HGP LP's operating properties was based upon a direct capitalization of each property's estimated net operating income. Property capitalization rates were based upon various factors including property location, historical operating performance, occupancy rates and industry information relating to sales of factory outlet centers.


     Note: (i)Reflects the difference between HG LP's net assets on a historical cost and fair value basis as follows:

       Historical basis of HGP LP net assets......................... $81,440
       Adjustment of HGP LP's net assets to its fair value........... (40,875)
                                                                      -------
         Estimated fair value of HGP LP's net assets..............    $40,565
                                                                      =======

[I] Represents the payment of certain mortgage debt and related accrued interest funded from a portion of the proceeds from the mortgage loan commitments discussed in Note [O].

[J] Represents financing costs associated with the closing of the mortgage loan commitments discussed in Note [O].

[K] Elimination of Horizon Partnership's deferred charges in connection with the Transactions, net of the portion attributable to HGP LP of $5,005.

[L] To eliminate the debt allocated to HGP LP in its historical financial statements based upon the proportionate use of debt methodology.

[M] Represents the Prime Cash Distribution which was funded from a portion of the proceeds from the mortgage loan commitments discussed in Note [O].

[N] Premium required to adjust historical debt of Horizon Partnership to its estimated fair value based on an effective interest rate of 6.99%. The effective interest rate represents the prevailing rate charged by lenders for first mortgages on similar property with similar loan terms.

[O] On June 15, 1998, Prime Partnership closed on $292,000 of loan facilities with Nomura Asset Capital Corporation. The transaction provided (i) a $180,000 nonrecourse permanent loan (the "Permanent Loan") and (ii) a $112,000 full recourse bridge loan (the "Bridge Loan") of which $95,000 was funded. The Permanent Loan is (i) collateralized by first mortgages on four factory outlet centers, (ii) bears a fixed rate of interest of 6.99%, (iii)requires monthly principal and interest payments pursuant to an approximate 26-year amortization schedule, and (iv) matures on June 15, 2008. The Bridge Loan is (i) collateralized by first mortgages on six factory outlet centers, (ii) bears a variable rate of interest equal to 30-day LIBOR plus 1.35%, (iii) requires monthly interest-only payments, and (iv) matures on June 15, 2001.

         Notes to Post-Transactions Pro Forma Consolidated Balance Sheet
                     Prime Partnership (Prime Retail, L.P.)
                              As of March 31, 1998
                                   (Unaudited)
                     (in thousands, except unit information)



     The proceeds of $275,000 from these facilities were used as follows:

       Purchase of Finger Lakes Center (see Note [E])............    $  46,648
       Payment of Prime Cash Distribution (see Note [M]).........       21,870
       Repayment of certain mortgage debt and related
        accrued interest (see Note [I])..........................      172,462
       Financing costs (see Note [J])............................        1,715
       Loan escrows (see Note [G])...............................        6,810
       Transaction costs (see Note [F])..........................       23,400
       Cash retained for general partnership expenditures........        2,095
                                                                   -----------
         Total...................................................     $275,000
                                                                   ===========

[P] Reflects the issuance of 3,782,121 Prime Partnership Common Units based on the February 1, 1998 closing price of $14.81 per Prime Common Share as follows (see Note [F]):

       Prime Partnership Common Units issued (in thousands)......        3,782
       Multiply by market price..................................      $ 14.81
                                                                      --------
         Total...................................................      $56,023
                                                                      ========

[Q]    Elimination of Horizon Partnership's historical Redeemable Equity.

[R] Reflects the issuance of 4,846,325 Prime Partnership Series B Preferred Units based on the February 1, 1998 closing price of $24.50 per Prime Series B Preferred Share as follows (see Note [F]):

       Prime Partnership Series B Preferred Units issued
        (in thousands)..........................................        4,846
       Multiply by market price.................................     $  24.50
        Share....................................................    --------
           Total.................................................    $118,734
                                                                     ========

[S] Reflects the issuance of 14,466,329 Prime Partnership Common Units based on the February 1, 1998 closing price of $14.81 per Prime Common Share as follows (see Note [F]):

       Prime Partnership Common Units issued (in thousands)......     14,466
       Multiply by market price..................................    $ 14.81
                                                                   ---------
          Total..................................................   $214,283
                                                                   =========

[T] Reflects the elimination of Horizon Partnership's Partners' Capital, net of the distribution of HGP LP's net assets.

[U] Reflects the elimination of HGP LP's Predecessor Owners' Capital, including the debt allocated to HGP LP of $46,002 (see Note [L]).

         Notes to Post-Transactions Pro Forma Consolidated Balance Sheet
                     Prime Partnership (Prime Retail, L.P.)
                              As of March 31, 1998
                                   (Unaudited)
                     (in thousands, except unit information)


[V] Following the spin-off of HGP LP, Prime Partnership became a guarantor or otherwise obligated with respect to approximately $41,857 of HGP LP's indebtedness, including $12,200 of obligations under HGP LP's $108,205 three-year secured credit facility with Nomura Asset Capital Corporation. Prime partnership and HGP LP are continuing to seek the consent of certain parties to the assumption by HGP LP or its affiliates of $13,864 of indebtedness in connection with the spin-off.

[W] The number of units issued and outstanding on a historical and pro forma basis for each class of equity is as follows:

                                                                          Historical
                                                             -------------------------------
                                                                 Units             Units
                                                                 Issued          Outstanding
                                                             -------------       -----------

       Preferred Units:
        Prime Partnership Series A Preferred Units........       2,300,000        2,300,000
        Prime Partnership Series B Preferred Units........       2,981,800        2,981,800
        Prime Partnership Series C Preferred Units........       3,636,363        3,636,363
                                                                 ---------        ---------
         Total............................................       8,918,163        8,918,163
                                                                 =========        =========

       Prime Partnership Common Units.....................      35,800,423       35,800,423
                                                                ==========       ==========

                                                                        Pro Forma
                                                             -------------------------------
                                                                 Units             Units
                                                                 Issued          Outstanding
                                                             -------------       -----------
       Preferred Units:
        Prime Partnership Series A Preferred Units........       2,300,000         2,300,000
        Prime Partnership Series B Preferred Units........       7,828,125         7,828,125
        Prime Partnership Series C Preferred Units........       3,636,363         3,636,363
                                                                ----------        ----------
            Total.........................................      13,764,488        13,764,488
                                                                ==========        ==========

       Prime Partnership Common Units....................       54,049,873        54,049,873
                                                                ==========        ==========

                      PRIME PARTNERSHIP (PRIME RETAIL, L.P.)

              BASIS OF PRESENTATION TO UNAUDITED POST-TRANSACTIONS
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (UNAUDITED)

     The accompanying Unaudited Post-Transactions Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998 gives effect to the Transactions and certain other transactions which occurred subsequent to March 31, 1998, as if they had occurred January 1, 1998. The Unaudited Post-Transactions Pro Forma Consolidated Statement of Operations gives effect to the Transactions under the purchase method of accounting in accordance with Accounting principles Board Opinion No. 16 with the consolidated entity (a) qualifying as a REIT; (b) distributing at least 95% of its taxable income; and
(c) therefore, incurring no federal income tax liability for the three months ended March 31, 1998. In the opinion of management, all significant adjustments to reflect the effects of the Transactions have been made.

     The accompanying Unaudited Post-Transactions Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual consolidated results of Prime Partnership would have been for the three months ended March 31, 1998 if the Transactions had been completed on January 1, 1998, nor does it purport to represent the future consolidated results of operations of Prime Partnership. This Unaudited Post-Transactions Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, (a) the historical financial statements and the notes thereto of Prime Partnership included in its Quarterly Report on Form 10-Q for the three months ended March 31, 1998; and (b) the Unaudited Pre-Transactions Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998 of Horizon Partnership and notes thereto, included elsewhere herein.

        Post-Transactions Pro Forma Consolidated Statement of Operations
                     Prime Partnership (Prime Retail, L.P.)
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)
                   (in thousands, except per unit information)
                                                                Transactions Adjustments
                                                   ---------------------------------------------------------
                                   Pre-Transactions                 Prime        Purchase of
                       Prime     Horizon Partnership              Transferred    Finger Lakes       Financings     Prime Partnership
                    Partnership[A]  Pro Forma [B]     HGP LP [C]  Properties [D]    Center [E]       and Other          Pro Forma
                      ----------   --------------     -------  --------------  -------------   --------------  -------------------
Revenues
Base rents              $ 23,104    $ 26,396         $(5,108) $ (1,030)       $ 1,451                                $ 44,813
Percentage rents             865       1,140             (39)                      20                                   1,986
Tenant reimbursements     10,743       7,203          (1,534)     (554)           359                                  16,217
Interest and other         2,704       2,189            (428)     (352)            58                                   4,171
                        --------    --------         -------  --------        -------                                --------
  Total revenues          37,416      36,928          (7,109)   (1,936)         1,888                                  67,187
Expenses
Property operating         8,353       4,894          (1,383)     (414)           303                                  11,753
Real estate taxes          2,856       3,231            (799)     (212)            99                                   5,175
Depreciation and
  amortization             7,791       9,883          (2,678)     (425)           288            $ 102   [F]           14,961
General and
  administrative [G]       1,423       2,640            (515)                      85                                   3,633
Interest                   8,374      13,566          (3,186)                     735             (787)  [H]           18,702
Other charges                582       1,470            (308)                       1                                   1,745
                        --------    --------         -------  --------        -------            -----               --------
  Total expenses          29,379      35,684          (8,869)   (1,051)         1,511             (685)                55,969
                        --------    --------         -------  --------        -------            -----               --------
Income (loss) before
   minority interests      8,037       1,244           1,760      (885)           377              685                 11,218
Income allocated to
   minority interests         47                                                                                           47
                          ------     -------         -------       ---          -----            -----               --------
Income (loss) from
  continuing operations    7,990       1,244           1,760      (885)           377              685                 11,171
Income allocated to
  preferred unitholders    4,381                                                                 2,575   [I]            6,956

Adjustment to reflect
  redeemable equity at
  redeption value            586                                                                 4,017   [J]            4,603
                          ------     -------         ------        ---          -----            -----               --------
Net income (loss)
  applicable to common
  units                  $ 3,023     $ 1,244        $ 1,760    $ (885)         $ 377           $(5,907)               $ ( 388)
                        ========     =======         =======    ======         ======          =======               ========
Net income (loss)
 applicable to common
 units:
  General partner        $ 2,305     $ 1,061                                                                          $  (300)
  Limited partners           718         183                                                                              (88)
                          ------     -------                                                                          -------
                         $ 3,023     $ 1,244                                                                          $  (388)
                         =======     =======                                                                         ========
Earnings (loss) per
 common unit:
  General partner        $  0.08     $  0.04                                                                          $ (0.01)
                          ======      ======                                                                           ======
  Limited partners       $  0.08     $  0.04                                                                          $ (0.01)
                          ======      ======                                                                           ======
Weighted average common
 units outstanding:
  General partner         27,295      24,130                                                     (9,664) [K]           41,761
  Limited partners         8,505       4,164                                                       (381) [L]           12,288
                          ------     -------                                                     ------               -------
                          35,800      28,294                                                    (10,045)               54,049
                         =======     =======                                                    =======               =======
See accompanying Notes to Post-Transactions Pro Forma Consolidated Statement of Operations.

    Notes to Post-Transactions Pro Forma Consolidated Statement of Operations
                     Prime Partnership (Prime Retail, L.P.)
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)
                                 (in thousands)

[A] Represents Prime Partnership historical operations for the three months ended March 31, 1998.

[B] See Pre-Transactions Horizon Partnership Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998 included elsewhere herein.

[C] To eliminate HGP LP's historical operations for the three months ended March 31, 1998.

[D] To eliminate the historical operations of the Prime Transferred Properties for the three months ended March 31, 1998. Interest expense on the Prime Transferred Properties has not been eliminated since the debt historically encumbering these assets was not transferred to HGP LP. In accordance with the collateral substitution provisions of th
       underlying debt  agreement,   Prime Partnership   collateralized   such
       indebtedness  with  an unencumbered asset.

       In connection with the closing of the Transactions, Prime Partnership sold the Prime Transferred Properties to HGP LP for an aggregate consideration of $26,015 resulting in a loss of $15,461 to Prime Partnership. Prime Partnership recorded this loss in its Consolidated Statements of Operations upon the effective date (June 15, 1998) of the Transactions. However, the loss on the sale of the Prime Transferred Properties is not reflected in the Post-Transactions Pro Forma Consolidated Statement of Operations because it is nonrecurring.

[E] To reflect the acquisition of Horizon Partnership's joint venture partner's 50% partnership interest in the Finger Lakes Center for
       $46,648. The pro forma adjustments reflect the (i) historical depreciation expense and depreciation expense on the step-up adjustment allocated to rental property and (ii) interest expense on debt issued to finance the acquisition.

       A step-up adjustment to rental property results from recording the purchase of the 50% partnership interest in the Finger Lakes Center at its purchase price less the joint venture partner's capital balance. The step-up adjustment was allocated 10.0% to land and 90.0% to depreciable assets. The depreciation expense on the step-up adjustment is computed using the straight-line method over an estimated useful life of 40 years.

       The effect of a 1/8% variance in the interest rate on the debt associated with such transaction would be approximately $13.

[F] Increase reflects the depreciation on the pro forma adjustments allocated to depreciable rental property.

       The pro forma adjustments to rental property result from recording the Horizon Partnership real estate at its net purchase price. The pro forma adjustments were allocated 10.0% to land and 90.0% to depreciable assets. The depreciation expense on the pro forma adjustments is computed using the straight-line method over an estimated useful life of 40 years.

[G] Management has forecasted on an annual basis approximately $3,950 of certain general and administrative expenses which are anticipated to be eliminated or reduced as a result of the Transactions. The general and administrative cost savings have not been included in the Post-Transactions Pro Forma Consolidated Statement of Operations. There can be no assurance that Prime Partnership will be successful in realizing such anticipated cost savings. The components of the anticipated annual cost savings are as follows:

    Notes to Post-Transactions Pro Forma Consolidated Statement of Operations
                     Prime Partnership (Prime Retail, L.P.)
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)
                                 (in thousands)


    Salaries and related benefits.....................           $2,350   (i)
    Public company expenses...........................              750  (ii)
    Travel and entertainment expense..................              700 (iii)
    Occupancy and other...............................              150
                                                                 ------
                                                                 $3,950
                                                                 ======
     Notes:
     (i) Reduction is primarily attributable to the expected annual cost savings associated with net reduction in the number of full-time Horizon Partnership employees being retained by Prime Partnership.

    (ii) The following summarizes the components of such annual reduction:
           Professional fees, primarily accounting fees...             $500
           D&O insurance..................................              200
           Other..........................................               50
                                                                     ------
                                                                       $750
                                                                     ======
   (iii) The following summarizes the components of such annual reduction:
           Travel, lodging, meals and entertainment.......             $400
           Conventions and meetings.......................              200
           Operating lease expense........................              100
                                                                     ------
                                                                       $700
                                                                     ======
[H]      Decrease reflects the following:

         Amortization of premium required to record Horizon
          Partnership's assumed debt, net of HGP LP, at its
          estimated fair value (i)........................            $(989)
         Elimination of Horizon Partnership's historical
          amortization of deferred financing costs,
          net of HGP LP...................................             (456)
         Interest savings resulting from repayment of certain
          mortgage debt...................................             (471)
         Interest expense on mortgage loan facilities closed
          in connection with the consummation of
          the Transactions.....................................       1,129
                                                                     ------
                                                                     $(787)
                                                                     =====


     The effect of a 1/8% variance in the interest rate on the debt associated with these Transactions would be approximately $73.

     Note:
     (i) The premium is being amortized over the remaining terms of the underlying debt instruments in accordance with the effective interest method. The underlying debt instruments have a weighted average remaining term of approximately 6.4 years as of March 31, 1998.

[I]  Reflects   additional  income  allocated  to  Prime  Partnership  Series  B
     Preferred  Units  issued  in  connection  with  the   consummation  of  the
     Transactions at the beginning of the period presented.

[J] Represents accretion to reflect Prime Partnership Series B Preferred Units issued in connection with consummation of the Transactions at the beginning of the period presented at redemption value.

    Notes to Post-Transactions Pro Forma Consolidated Statement of Operations
                     Prime Partnership (Prime Retail, L.P.)
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)
                                 (in thousands)


 [K] Decrease reflects the following:

     Elimination of Horizon's Partnership's
       historical weighted average
       general partnership units outstanding.........................   (24,130)
     Issuance of Prime Partnership common units in
       connections with consummation  of the Transactions.............   14,466
                                                                        -------
                                                                         (9,664)
                                                                        =======
 [L] Decrease reflects the following:

     Elimination of Horizon Partnership's
       historical weighted average
       limited partnership units outstanding...........................  (4,164)
     Issuance of Prime Partnership common units in
       connection with consummation  of the Transactions...............   3,783
                                                                        -------
                                                                           (381)
                                                                        =======

                               HORIZON PARTNERSHIP
                (HORIZON/GLEN OUTLET CENTERS LIMITED PARTNERSHIP)

                            BASIS OF PRESENTATION OF
          PRE-TRANSACTIONS PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
               AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (UNAUDITED)


The accompanying Unaudited Pre-Transactions Pro Forma Consolidated Balance Sheet as of March 31, 1998 reflects the consummation of the C&C Contribution Agreement, which occurred subsequent to March 31, 1998, as if it had occurred on March 31, 1998.

     The accompanying Unaudited Pre-Transactions Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998 reflects the consummation of the C&C Contribution Agreement which occurred subsequent to March 31, 1998, as if it had occurred on January 1, 1998.

     The accompanying Unaudited Pre-Transactions Pro Forma Consolidated Financial Statements are presented for comparative purposes only and do not purport to be indicative of the results which would have been obtained had the transaction described above been completed on the dates indicated or which may be obtained in the future. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Notes to the Pre-Transactions
Consolidated Financial Statements.


              Pre-Transactions Pro Forma Consolidated Balance Sheet
                               Horizon Partnership
                (Horizon/Glen Outlet Centers Limited Partnership)
                              As of March 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                          Pre-Transactions
                                              Horizon             C&C Contribution        Horizon Partnership
                                            Partnership [A]          Agreement [B]            Pro Forma
                                           ----------------  -----------------------    ---------------------

Assets
Investment in rental property, net         $ 1,004,513             $ (63,882)                     $ 940,631
Cash and cash equivalents                       13,960                                               13,960
Restricted cash                                    760                                                  760
Accounts receivable, net                         7,102                  (245)                         6,857
Deferred charges, net                           18,250                  (443)                        17,807
Due from affiliates, net                         9,791                                                9,791
Investment in partnerships                       1,636                                                1,636
Assets held for sale                             1,933                                                1,933
Other assets                                     7,899                   (18)                         7,881
                                      ----------------  ---------------------           -------------------
        Total assets                       $ 1,065,844             $ (64,588)                   $ 1,001,256
                                      ================ =====================            ===================

Liabilities, Redeemable Limited
  Partners' Interests and
  Partners' Capital
Mortgages and other debt                     $ 624,708             $ (30,946)                    $ 593,762
Accrued interest                                 3,793                                               3,793
Real estate taxes payable                        5,372                                               5,372
Construction costs payable                         653                                                 653
Accounts payable and other liabilities          22,230                (6,723)                       15,507
Distributions payable                            6,802                                               6,802
                                      ----------------  --------------------           -------------------
        Total liabilities                      663,558               (37,669)                      625,889
Redeemable limited partners'
  interests                                     57,899                                              57,899
Partners' capital                              344,387               (26,919)                      317,468
                                      ----------------  ---------------------          -------------------
     Total liabilities, redeemable
       limited partners'
       interests and partners'
       capital                            $  1,065,844             $ (64,588)                  $ 1,001,256
                                      ================ =====================           ===================


       See Notes to Pre-Transactions Pro Forma Consolidated Balance Sheet.

         Notes to Pre-Transactions Pro Forma Consolidated Balance Sheet
                               Horizon Partnership
                (Horizon/Glen Outlet Centers Limited Partnership)
                              As of March 31, 1998
                                   (Unaudited)
                                 (in thousands)


[A]  Certain   reclassifications   have  been  made  to  Horizon   Partnership's
     historical balance sheet to conform to Prime Partnership's balance sheet presentation.

[B]  To  reflect  the   contribution   of  the  Lake  Elsinore  Center  and  the
     contribution of the Dole Cannery Center and release of Horizon Partnership's long-term ground lease obligations pursuant to the C&C Contribution Agreement. In connection with the consummation of the C&C Contribution Agreement on April 1, 1998, Horizon Partnership incurred a loss of $26,919 which represented the net assets of such centers.

     On April 1, 1998, Horizon Partnership consummated an agreement with Castle & Cooke Properties, L.P. which released Horizon Partnership from its forward obligations under its long-term lease of the Dole Cannery outlet center in Honolulu, Hawaii, in connection with the formation of a joint venture with certain affiliates of Castle & Cooke, L.P. ("Castle & Cooke") to operate such property. Under the terms of the agreement, Castle & Cooke Properties, L.P., the landlord of the project and an affiliate of Castle & Cooke, released Horizon Partnership from all forward obligations under the lease, which expires in 2045, in exchange for Horizon Partnership's conveyance to the joint venture of its rights and obligations under such lease. The agreement also provided that Horizon Partnership transfer to such joint venture substantially all of Horizon Partnership's economic interest in its outlet center in Lake Elsinore, California together with legal title to vacant property located adjacent to the center. Horizon Partnership holds a small minority interest in the joint venture but has no obligation or commitment with respect to the post-closing operations of the Dole Cannery project. However, Horizon Partnership is legally obligated for the mortgage indebtedness outstanding which is secured by a first mortgage on the Lake Elsinore outlet center. In addition, Castle & Cooke has provided Horizon Partnership a guaranty, without limitation, of the obligation under the mortgage note.

         Pre-Transactions Pro Forma Consolidated Statement of Operations
                               Horizon Partnership
                (Horizon/Glen Outlet Centers Limited Partnership)
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)
                  (in thousands, except per unit information)

                                                                         C&C Contribution Agreement
                                                                    ----------------------------------------      Pre-Transactions
                                                                                                                      Horizon
                                                 Horizon               Dole Cannery            Lake Elsinore         Partnership
                                                Partnership [A]            Center [B]            Center [C]             Pro Forma
                                              ------------------    ------------------    -------------------   -------------------

Revenues
Base rents                                             $ 27,940                $ (117)              $ (1,427)             $ 26,396
Percentage rents                                          1,154                                          (14)                1,140
Tenant reimbursements                                     7,785                   (73)                  (509)                7,203
Interest and other                                        2,211                   (18)                    (4)                2,189
                                              ------------------    ------------------    -------------------   -------------------
      Total revenues                                     39,090                  (208)                (1,954)               36,928
Expenses
Property operating                                        5,700                  (434)                  (372)                4,894
Real estate taxes                                         3,509                   (69)                  (209)                3,231
Depreciation and amortization                            10,376                                         (493)                9,883
General and administrative                                2,640                                                              2,640
Interest                                                 13,566                                                             13,566
Other charges                                             3,566                (2,096)                                       1,470
                                              ------------------    ------------------    -------------------   -------------------
    Total expenses                                       39,357                (2,599)                (1,074)               35,684
                                              ------------------    ------------------    -------------------   -------------------

Income (loss) before minority interests               $   (267)               $ 2,391               $   (880)             $  1,244
Income (loss) allocated to minority interests             (149)                                                               (149)
                                             -----------------       -----------------     -----------------     -----------------
Income (loss) from continuing operations               $  (118)               $ 2,391               $   (880)             $  1,393
                                             ==================      ==================   ==================    ==================

Earnings per common unit
   Basic                                              $      -                                                            $  0.06
                                              ==================                                               ==================
   Diluted                                            $      -                                                            $  0.05
                                              ==================                                               ==================

Weighted average common units
   outstanding
   Basic                                                24,130                                                            24,130
                                              ==================                                                ==================
   Diluted                                              28,294                                                            28,294
                                              ==================                                                ==================

 See accompanying Notes to Pre-Transactions Pro Forma Consolidated Statement of Operations.

    Notes to Pre-Transactions Pro Forma Consolidated Statement of Operations
                               Horizon Partnership
                (Horizon/Glen Outlet Centers Limited Partnership)
                              As of March 31, 1998
                                   (Unaudited)
                                 (in thousands)


[A]  Certain   reclassifications   have  been  made  to  Horizon   Partnership's
     historical statement of operations to conform to the presentation of Prime Partnership's statement of operations.

[B] To eliminate the operations of the Dole Cannery Center resulting from (i) Horizon Partnership's contribution of such center and (ii) the release of Horizon Partnership from its long-term ground lease of such center, pursuant to the C&C Contribution Agreement which was consummated on April 1, 1998.

[C] To reflect the contribution of the Lake Elsinore Center, pursuant to the terms of the C&C Contribution Agreement, which was consummated on April 1, 1998, including the elimination of the operations of the center.

                               PRIME RETAIL, L.P.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      PRIME RETAIL, L.P.
                                                       (Registrant)

Dated:  August 28, 1998
        ---------------

                               By:              Prime Retail, L.P.
                                                its general partner

                               By:              /s/ Robert P. Mulreaney
                                                -----------------------
                               Name:            Robert P. Mulreaney
                               Title:           Executive Vice President,
                                                Chief Financial Officer and
                                                Treasurer